UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934, as amended

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BRIDGE BUILDER TRUST

(Name of Registrant as Specified In Its Charter)

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BRIDGE BUILDER TRUST

12555 Manchester Road

St. Louis, Missouri 63131

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (the “Meeting”) of the Bridge Builder Core Bond Fund, Bridge Builder Core Plus Bond Fund, Bridge Builder Municipal Bond Fund, Bridge Builder Large Cap Growth Fund, Bridge Builder Large Cap Value Fund, Bridge Builder Small/Mid Cap Growth Fund, Bridge Builder Small/Mid Cap Value Fund, and Bridge Builder International Equity Fund (each a “Fund,” and together, the “Funds”), each a series of Bridge Builder Trust (the “Trust”). The Meeting is scheduled for April 19, 2022. If you are a shareholder of record of a Fund as of the close of business on February 23, 2022 (the “Record Date”), you are entitled to vote at the Meeting, and any adjournments or postponements of the Meeting.

Due to the public health impact of the coronavirus pandemic (“COVID-19”), the Meeting will be held in virtual meeting format only, via the Internet, with no physical in-person meeting. You will be able to attend and participate in the Meeting by registering online at https://viewproxy.com/EdwardJones/broadridgevsm/. If you plan on attending the Meeting, please follow the instructions below and register to attend by April 17, 2022 at 9:00 a.m. (Central time). Please refer to the enclosed proxy statement as well as the information below for details on the proposal.

At the Meeting, shareholders of each Fund will be asked to elect eleven nominees to the Board of Trustees of the Trust. Currently, the mutual funds offered by Edward D. Jones & Co., L.P. (“Edward Jones”) are overseen by two separate groups of trustees. One of these groups consists of the current Trustees of the Trust. The other group consists of members of the board of trustees of Edward Jones Money Market Fund (“EJMMF”), which is a government money market fund. The Board that oversees your Fund(s) and the board of trustees of EJMMF are each proposing to align the membership of the boards so that all of the mutual funds offered by Edward Jones are overseen by the same group of trustees. Five of the nominees currently serve as Trustees of the Funds. Four of the nominees currently serve as trustees of EJMMF. Two of the nominees would be new independent members who are not currently Trustees of the Trust or trustees of EJMMF. A separate proxy statement is being sent to shareholders of EJMMF, who are also being asked to vote on the election of the same slate of eleven nominees to the board of trustees of the EJMMF. As described in the enclosed proxy statement, bringing the membership of the boards into alignment would broaden the diversity of viewpoints, skill sets, backgrounds and depths of experiences brought to bear in oversight of the Funds, increase the racial diversity of the Board’s membership, address anticipated succession planning needs of the Board into the future, promote efficiency and consistency in the oversight of all funds in the Edward Jones mutual fund complex, and result in other potential benefits to shareholders of the Trust, including the potential for shareholders to benefit from economies of scale in the longer-term as certain costs might be spread over a greater asset base. Information about the nominees is provided in the accompanying proxy statement.

The Board of Trustees of the Trust has unanimously approved each nominee and recommends that you vote “FOR” the election of each nominee.

Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. There are several ways in which you can cast your vote. To vote, you may use any of the following methods:

•	By Internet. Have your proxy card available. Go to the website listed on your card. Follow the instructions found on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number 1-833-501-4829. Follow the recorded instructions.

•	By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•

At the Meeting over the Internet. Shareholders of record as of the close of business on the Record Date will be able to attend and participate in the virtual Meeting by registering online at https://viewproxy.com/EdwardJones/broadridgevsm/. Please plan to register prior to the Meeting, by April 17, 2022 at 9:00 a.m. (Central time). Even if you plan to attend the Meeting, we recommend that you also authorize your proxy as described herein so that your vote will be counted if you decide not to attend the Meeting. Please see the “Voting, Quorum and Other Matters” section in the accompanying proxy statement for more details regarding the logistics of the virtual format of the Meeting.

If you have any questions before you vote, please call Broadridge Financial Solutions, Inc., at the toll-free number 1-833-501-4829. They will be happy to help you understand the proposal and assist you in voting.

Thank you for your attention and consideration of this important matter and for your investment in the Funds.

Sincerely,

Julius A. Drelick III

President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

BRIDGE BUILDER TRUST

12555 Manchester Road

St. Louis, Missouri 63131

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 19, 2022

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Bridge Builder Core Bond Fund, Bridge Builder Core Plus Bond Fund, Bridge Builder Municipal Bond Fund, Bridge Builder Large Cap Growth Fund, Bridge Builder Large Cap Value Fund, Bridge Builder Small/Mid Cap Growth Fund, Bridge Builder Small/Mid Cap Value Fund, and Bridge Builder International Equity Fund (each a “Fund,” and together, the “Funds”), each a series of Bridge Builder Trust (the “Trust”), will be held at 9:00 a.m. (Central time) on April 19, 2022. Due to the public health impact of the coronavirus pandemic (“COVID-19”), the Meeting will be held in virtual meeting format only, via the Internet, with no physical in-person meeting.

At the Meeting, shareholders of record of each Fund will be asked to elect the following eleven individuals to serve as Trustees of the Trust: (i) John M. Tesoro, Jean E. Carter, Michelle M. Keeley, William E. Fiala and Merry L. Mosbacher, each a current Trustee of the Trust, (ii) Maureen Leary-Jago, Timothy Jacoby, David D. Sylvester and Lena Haas, each a current trustee of Edward Jones Money Market Fund, and (iii) Heidi Stam and Craig A. Griffith, each of whom was nominated in October 2021 to join the Board as a Trustee of the Trust but has not yet been elected by shareholders to the Board, and to act upon the transaction of such other business, if any, as may properly come before the Meeting.

Please take some time to read the enclosed proxy statement. It discusses this proposal in more detail. If you were a shareholder as of the close of business on February 23, 2022 (the “Record Date”), you may vote at the Meeting or at any adjournments or postponements of the Meeting. In light of the public health impact of COVID-19, you will not be able to attend the Meeting in person. However, shareholders of each Fund on the Record Date may participate in and vote at the Meeting on the Internet by virtual means. To participate in the Meeting virtually, shareholders must register in advance by visiting https://viewproxy.com/EdwardJones/broadridgevsm/ and submitting the requested required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy tabulator. Please plan to register prior to the Meeting, by April 17, 2022 at 9:00 a.m. (Central time).

Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/EdwardJones/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting. After shareholders have submitted their registration information, they will receive an e-mail from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting.

Shareholders may vote before or during the Meeting at https://viewproxy.com/EdwardJones/broadridgevsm/. Only shareholders of the Funds present virtually or by proxy will be permitted to attend the virtual Meeting and be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting. If you cannot attend virtually, please vote by mail, telephone or Internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call 1-833-501-4829.

It is important that you vote. The Board of Trustees of the Trust has unanimously approved each nominee and recommends that you vote “FOR” the election of each nominee.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on April 19, 2022.

The proxy statement is available at www.proxyvote.com.

By Order of the Board of Trustees

Evan S. Posner Secretary

BRIDGE BUILDER TRUST

12555 Manchester Road

St. Louis, Missouri 63131

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 19, 2022

This proxy statement is furnished in connection with the solicitation of proxies by the Bridge Builder Core Bond Fund, Bridge Builder Core Plus Bond Fund, Bridge Builder Municipal Bond Fund, Bridge Builder Large Cap Growth Fund, Bridge Builder Large Cap Value Fund, Bridge Builder Small/Mid Cap Growth Fund, Bridge Builder Small/Mid Cap Value Fund, and Bridge Builder International Equity Fund (each a “Fund,” and together, the “Funds”), each a series of Bridge Builder Trust (the “Trust”), to be voted at a special meeting of shareholders on April 19, 2022 at 9:00 a.m. Central time, and at any adjournments or postponements thereof (such special meeting and any adjournments or postponements thereof are hereinafter referred to as the “Meeting”). Due to the public health impact of the coronavirus pandemic (“COVID-19”), the Meeting will not be held in person but rather will be held as a virtual meeting. Shareholders of record of each Fund at the close of business on February 23, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of special meeting and proxy card are first being mailed to shareholders on or about March 18, 2022.

At the Meeting, shareholders of record of each Fund will be asked to elect eleven Trustees to the Board of Trustees of the Trust, and to act upon the transaction of such other business, if any, as may properly come before the Meeting.

Each full share of a Fund will be entitled to one vote at the Meeting, and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. All Funds will vote together as a single class, and the Funds will not vote separately on the election of each nominee. The number of shares of each Fund issued and outstanding as of the Record Date is included in Appendix A.

In this proxy statement, the term “Board” refers to the Board of Trustees of the Trust, and the term “Trustee” refers to each trustee of the Trust. A Trustee who is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust and affiliated with

Edward Jones or its affiliates is referred to in this proxy statement as an “Interested Trustee.” A Trustee who is treated as an “interested person,” as defined in the 1940 Act, of the Trust but not affiliated with Edward Jones or its affiliates is referred to in this proxy statement as a “Non-Edward Jones Interested Trustee.” A Trustee who is not an “interested person,” as defined in the 1940 Act, of the Trust is referred to in this proxy statement as an “Independent Trustee.” Bridge Builder Trust is referred to in this proxy statement as the “Trust.”

ELECTION OF TRUSTEES

Proposal

Shareholders are being asked to elect eleven individuals to serve on the Board of Trustees of the Trust (the “Proposal”).

Background

The Edward D. Jones & Co., L.P. (“Edward Jones”) family of mutual funds currently consists of eight active series of the Trust and the Edward Jones Money Market Fund (“EJMMF”), which is a 1940 Act-registered government money market fund (collectively, the “Edward Jones Fund Complex”). The investment adviser of the Trust is Olive Street Investment Advisers, LLC (“Olive Street”) and the investment adviser and administrator of EJMMF is Passport Research, Ltd. (“Passport”). Passport and Olive Street are each affiliates of Edward Jones. Edward Jones serves as the distributor and transfer agent to EJMMF.

Currently, the Trust and EJMMF are each overseen by separate boards of trustees with different individuals serving as board members. If approved by shareholders, the Proposal would establish a unified board comprised of a common group of members that oversees the entire Edward Jones Fund Complex (the “Unified Board”). The Unified Board would be composed of all of the existing board members of the Trust and EJMMF and two new independent members who do not currently serve on either board, as discussed further below.

The Board and the board of trustees of EJMMF (the “EJMMF Board” and collectively, the “Existing Boards”) separately determined that there are potential benefits to shareholders of the Trust and EJMMF, respectively, to consolidate oversight of the funds in the Edward Jones Fund Complex by aligning the membership of the Board with the membership of the EJMMF Board so that all funds in the Edward Jones Fund Complex are overseen by the same group of trustees. To establish the Unified Board, the Board is proposing that shareholders elect the following individuals to serve as Trustees of the Trust: (i) John M. Tesoro, Jean E. Carter, Michelle M. Keeley, William E. Fiala and Merry L. Mosbacher, each a current Trustee of the Trust (each, a “Current Trustee” and collectively, the “Current Trustees”), (ii) Maureen Leary-Jago, Timothy Jacoby, David D. Sylvester and Lena Haas, each a current trustee of EJMMF, and (iii) Heidi Stam and Craig A. Griffith, each of whom was nominated in October 2021 to join the

Board as a Trustee of the Trust but has not yet been elected by shareholders to the Board (each, a “Nominee” and collectively, the “Nominees”). See the table below for pertinent information about each of the Nominees. Mr. Fiala, a current Interested Trustee, previously intended to retire from the Board on December 31, 2021, but has agreed to remain on the Board to assist the Board members with the transition to, and integration of, the Unified Board. Mr. Fiala currently anticipates retiring from the Board on December 31, 2022, but his actual retirement date may be sooner or later than December 31, 2022. In furtherance of the effort to establish the Unified Board, a separate proxy statement is being sent to the shareholders of EJMMF seeking approval of the election of the same slate of Nominees to the EJMMF Board.

Nominee	Independent or Interested Nominee	Existing Board Member?	Name of Trust Overseen by Existing Board Member
William E. Fiala	Interested	Yes	Bridge Builder Trust
Merry L. Mosbacher	Interested	Yes	Bridge Builder Trust
Jean E. Carter	Independent	Yes	Bridge Builder Trust
Michelle M. Keeley	Independent	Yes	Bridge Builder Trust
John M. Tesoro	Independent	Yes	Bridge Builder Trust
Lena Haas	Interested	Yes	Edward Jones Money Market Fund
David D. Sylvester	Independent	Yes	Edward Jones Money Market Fund
Timothy Jacoby	Independent	Yes	Edward Jones Money Market Fund
Maureen Leary-Jago	Non-Edward Jones Interested*	Yes	Edward Jones Money Market Fund
Heidi Stam	Independent	No**	Not Applicable
Craig A. Griffith	Independent	No**	Not Applicable

* Ms. Leary-Jago, if elected, would be treated as an “interested person” (as that term is defined in the 1940 Act) of the Trust because she has an immediate family member who may be considered an “affiliated person” (as that term is defined in the 1940 Act) of an existing investment sub-adviser to one of the Funds. However, Ms. Leary-Jago is not an affiliated person of Edward Jones or any of its affiliates and, therefore, currently serves, and would continue to serve, as an independent trustee of EJMMF.

** Each of Ms. Stam and Mr. Griffith became a Nominee in October 2021 and, since then, has participated in an observer capacity at the Board’s meetings, as described further below.

Section 16(a) of the 1940 Act generally requires the trustees of an investment company, such as the Trust, to be elected by shareholder vote. Section 16(a) provides, however, that trustees may be appointed without the election by shareholders if, immediately after such appointment, at least two-thirds of the trustees then holding office have been elected by shareholders. As currently constituted, the Board has five Trustees, three of whom (Ms. Carter and Messrs. Tesoro and Fiala) have been previously elected by shareholders and two of whom (Mses. Mosbacher and Keeley) have been appointed by the Board but not previously elected by shareholders. Accordingly, an election by shareholder vote must be held in order for the Board to add the six Nominees who are not Current Trustees (Mses. Haas, Leary-Jago and Stam and Messrs. Griffith, Sylvester and Jacoby).

Each Nominee has consented to being named in this proxy statement and has agreed to serve (or continue to serve, as applicable) as a Trustee if elected. There is no reason to believe that any of the Nominees will become unable to serve or for good cause will not serve as a Trustee, but if that should occur before the Meeting, proxies may be voted for a replacement Nominee, if any, designated by the current Board members. If elected, the terms of office for the Nominees who are not Current Trustees are expected to commence on or about the date of the Meeting. Each Current Trustee holds office and, if elected as a Board member, the other Nominees will hold office, until his or her successor is elected and qualified or until his or her earlier death, resignation, retirement or removal. The Board has determined that the number of its Board members shall be fixed at eleven to accommodate the Nominees, subject to any further changes in Board size permitted by applicable law.

Board Nomination Process and Summary of Factors Considered In Connection with Board Unification

In the late summer 2021, each Existing Board and its Governance and Nominating Committee had been engaged in active discussions regarding succession planning and evaluating potential alternatives to adding new individuals with complimentary qualifications, skills and experience in order to fill current and/or anticipated vacancies on the Existing Board due to trustee retirements or resignations. In connection with a broader initiative undertaken by Edward Jones to suggest approaches to further enhance the effectiveness of board oversight across the Edward Jones Fund Complex, Edward Jones recommended that each Existing Board consider a proposal to align the membership of the boards into the Unified Board so that all funds in the Edward Jones Fund Complex would be overseen by the same group of trustees. Over the course of the past several months (the “Evaluation Period”), the Existing Boards, as Boards, Committees or individually, met on several occasions with each other and with, and apart from, Edward Jones to consider and develop the proposal to transition to a Unified Board. Among the meetings held with Edward Jones was a joint meeting of the Existing Boards on October 7, 2021, at which representatives of Edward Jones presented to the Existing Boards on, among other things, Edward Jones’ rationale for the proposal, the background and history of each Existing Board and various potential benefits arising from the unified board structure, including potential benefits to (a) the Trust and EJMMF and their respective shareholders, (b) the Existing Boards, and (c) Edward Jones. Throughout the Evaluation Period, the Independent Trustees of each Existing Board also met regularly with their independent legal counsel, outside the presence of the Interested Trustees, Trust officers, and representatives of Edward Jones, to consider and discuss matters relating to the alignment of the membership of the boards.

During the Evaluation Period, each Existing Board’s Governance and Nominating Committee, which consists solely of Independent Trustees, and which, among other things, considers recommendations on nominations for trustees, met in a series of meetings to evaluate the candidacy of each of the Nominees, including their qualifications and experiences. The members of the Board’s Governance and Nominating Committee met with each of the Nominees who currently serve as trustees of EJMMF and Ms. Stam and Mr. Griffith. Similarly, the members of the EJMMF Board’s Governance and Nominating Committee met with each of the Current Trustees and Ms. Stam and Mr. Griffith. All of the Nominees also attended certain meetings of the Board and the EJMMF Board during the Evaluation Period.

The Board’s Governance and Nominating Committee conducted its evaluation of the candidacy of each of Ms. Stam and Mr. Griffith independent of its evaluation of the Nominees who are currently trustees of EJMMF. As part of its succession planning for the Board and its consideration of potential alternatives, the Board’s Governance and Nominating Committee concluded that it would be in the best interests of the Trust to add two new Independent Trustees to the Board notwithstanding its on-going evaluation of the proposal to establish the Unified Board, given the current composition of the Board and current and anticipated vacancies on the Board. As a result, at their meetings held on October 14, 2021, the Board’s Governance and Nominating Committee unanimously selected and nominated each of Ms. Stam and Mr. Griffith and recommended that the Board accept such selections and nominations, and the Board, including the Independent Trustees, unanimously accepted the selections and nominations of each of Ms. Stam and Mr. Griffith and voted to nominate each of Ms. Stam and Mr. Griffith for election by shareholders. In order to avoid potentially unnecessary costs associated with calling two separate shareholder meetings to elect Trustees (one for the nominations of Ms. Stam and Mr. Griffith and one for the nominations of the current trustees of EJMMF), the Board agreed to defer the submission to shareholders of the proposal to elect Ms. Stam and Mr. Griffith until the resolution of the Existing Boards’ consideration of the proposal to transition to the Unified Board. During the period following their nominations, Ms. Stam and Mr. Griffith attended and observed the Board’s meetings as observers, and participated in other orientation and training conducted by the Board.

As a result of the above process, separate meetings of each Existing Board and its Governance and Nominating Committee were held on February 21, 2022, at which they further discussed and evaluated the various potential benefits of the proposed board unification and further evaluated the candidacy of each of the Nominees (or, in the case of the Board and its Governance and Nominating Committee, each of the Nominees other than Ms. Stam and Mr. Griffith). At the conclusion of the February 21, 2022 meetings, each Existing Board’s Governance and Nominating Committee unanimously selected and nominated each of the Nominees and recommended that the Existing Board accept such selections and nominations (or, in the case of the Board and its Governance and Nominating Committee, each of the Nominees other than Ms. Stam and Mr. Griffith). Based upon this recommendation, each Existing Board, including its independent trustees, unanimously accepted the selections and nominations of such Nominees and voted to nominate each such Nominee for election by shareholders.

In reaching its determination to select and nominate each of the Nominees, the Board’s Governance and Nominating Committee carefully evaluated the experience, demonstrated capabilities, commitment, reputation, background, knowledge of the investment business and general understanding of business and financial matters of each Nominee (as further described below). The Board’s Governance and Nominating Committee also considered the overall diversity of the proposed Unified Board’s composition. Specifically, the Board’s Governance and Nominating Committee considered how each

Nominee could be expected to contribute to overall diversity in the backgrounds, race, gender, skills, experiences and views of the Board’s members and thereby enhance the effectiveness of the Board. Each Nominee for Independent Trustee and the Nominee for Non-Edward Jones Interested Trustee was recommended by the Board’s Governance and Nominating Committee and each Nominee for Interested Trustee was recommended by Olive Street and Edward Jones.

In addition to evaluating each Nominee, the Trustees focused on the potential benefits to shareholders of the Trust of moving to a unified board structure in which a common group of members would oversee the entire Edward Jones Fund Complex, and considered a number of factors, including, but not limited to, the following (as well as other information described in this proxy statement):

•

An increase to the size of the Board would broaden the diversity of viewpoints, skill sets, backgrounds and depths of experiences brought to bear in oversight of the Funds on behalf of shareholders and better enable the Board to respond to complexities of registered fund governance and oversight (including compliance, regulatory and risk management oversight) and evolving market conditions, as well as the potential future growth of the Trust.

•	The election of the Nominees would increase the racial diversity of the membership of the Board.

•

The Nominees have certain overlapping skills, qualifications and experience that would help to ensure that the Board is not without a key skill set upon an unexpected future resignation or departure of a Trustee.

•

The election of the Nominees would address anticipated succession planning needs of the Board into the future because it would allow several future vacancies on the Board (due to resignations, departures or retirements) to be filled without the time and fund expense (borne by shareholders) of calling another shareholder meeting.

•

The unified board structure would allow the Board to gain new members that already have experience with the Edward Jones Fund Complex, which may better position the Board to respond to management’s business and product initiatives.

•	A larger, more diverse fund complex (consisting of the Trust and EJMMF) may improve retention and attraction of qualified members to the Board in the future.

•

The unified board structure would eliminate operational and administrative burdens of supporting two different boards in the Edward Jones Fund Complex, which may promote a more efficient use of resources by management, potentially enhance management’s productivity and better enable management to focus greater time and resources on matters that more directly benefit shareholders.

•

An increase in the size of the Board would provide an opportunity for the use of additional Board committees (or working groups comprised of subsets of Trustees) in the future to provide greater focus on important matters, whether specific to a particular fund (or groups of funds) or complex wide.

•	The unified board structure would promote efficiency and consistency in the oversight of all funds in the Edward Jones Fund Complex, including by:

o	promoting the development of uniform compliance and governance policies (with consistent policies, consistently applied);

o

reducing some overlap of oversight obligations, as the Trust and EJMMF are served by many of the same service providers and personnel and face similar issues with respect to certain of their fundamental activities (e.g., compliance, valuation, liquidity, risk management and financial reporting);

o

reducing the aggregate number of Existing Board meetings and having matters of common interest between the Existing Boards discussed at a single meeting of the Unified Board (as opposed to separately by each Existing Board at its own meeting); and

o

allowing for more efficient, effective and transparent communications across the Edward Jones Funds Complex, including communications among board members as well as communications between management and board members.

•

The unified board structure would provide the potential for shareholders to benefit from economies of scale in the longer-term as certain fixed costs involved in the operation of the Funds and the Board would be allocated among all of the funds in the Edward Jones Fund Complex and, thus, might be spread over a greater asset base.

•	The establishment of the unified board structure is not expected to impact a Fund’s expense ratio.

With respect to their consideration of the establishment of the Unified Board, the Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors and information.

INFORMATION ABOUT THE NOMINEES

The Nominees, their year of birth, position with the Trust, term of office with the Trust and length of time served, their principal occupations and other directorships for the past five years and the number of funds in the Edward Jones Fund Complex he or she is expected to oversee following the establishment of the Unified Board, subject to shareholder approval of the Proposal, are set forth below. The address of each Nominee is c/o Bridge Builder Trust, 12555 Manchester Road, St. Louis, MO 63131.

Name and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Edward Jones Fund Complex(3) Overseen or to be Overseen by Nominees	Other Directorships Held During Past Five Years or Longer
Nominees for Independent Trustees of the Trust
Jean E. Carter (Born: 1957)	Current Trustee and Nominee	Indefinite Term; Since Inception	Retired; Director of Investment Management Group for Russell Investment Group (1982-2005).	12	Trustee, Brandes U.S. registered mutual funds (2008-2020).
Craig A. Griffith (Born: 1958)	Nominee	N/A	Retired; Partner at Sidley Austin LLP (1998-2019).	12	None.

Name and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Edward Jones Fund Complex(3) Overseen or to be Overseen by Nominees	Other Directorships Held During Past Five Years or Longer
Timothy Jacoby (Born: 1952)	Nominee	N/A	Retired; Previously, Partner at Deloitte & Touche LLP (2000-2014).	12	Independent Trustee, Edward Jones Money Market Fund (January 2017 – present). Audit Committee Chair, Perth Mint Physical Gold ETF (AAAU) (2018-2020); Independent Trustee, Exchange Traded Concepts Trust (17 funds) (2014-present); Exchange Listed Funds Trust (18 funds) (2014-present).
Michelle M. Keeley (Born: 1964)	Current Trustee and Nominee	Indefinite Term; Since August 2015	Retired; Executive Vice President, Ameriprise Financial Services, Inc. (2002-2010).	12	Independent Director, American Equity Life Holding Company (June 2020-2022); Independent Director, Federal Home Loan Bank of Des Moines (2015-2021).

Name and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Edward Jones Fund Complex(3) Overseen or to be Overseen by Nominees	Other Directorships Held During Past Five Years or Longer
Heidi Stam (Born: 1956)	Nominee	N/A	Retired; Managing Director and General Counsel, Vanguard (2005-2016).	12	Trustee, CBRE Global Real Estate Income Fund (2021-present); Vice Chair, Investor Advisory Committee, U.S. Securities and Exchange Commission (2020-2021); Committee Member, Investor Advisory Committee, U.S. Securities and Exchange Commission (2017-2021); Council Member, National Adjudicatory Council, FINRA (2017-2021).
David D. Sylvester (Born: 1950)	Nominee	N/A	Retired; Previously, Portfolio Manager at Wells, Fargo & Co. (1979-2015).	12	Independent Trustee, Edward Jones Money Market Fund (January 2017-present). Trustee, Minnehaha Academy (2017-present).

Name and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Edward Jones Fund Complex(3) Overseen or to be Overseen by Nominees	Other Directorships Held During Past Five Years or Longer
John M. Tesoro (Born: 1952)	Current Lead Independent Trustee and Nominee	Indefinite Term; Since Inception	Retired; Partner, KPMG LLP (2002-2012).	12	Independent Trustee, BBH Trust (nine U.S. mutual funds) (2014-present); Director, Teton Advisors, Inc., registered investment adviser (2013-2021).
Nominee for Non-Edward Jones Interested Trustee of the Trust(1)
Maureen Leary-Jago (Born: 1952)	Nominee	N/A	Retired; Previously, Senior Global Advisor at MFS (2004-2016).	12	Independent Trustee, Edward Jones Money Market Fund (January 2017-present).
Nominees for Interested Trustees of the Trust(2)
William E. Fiala (Born: 1967)	Current Chair, Trustee and Nominee	Indefinite Term; Chair Since January 2020; Trustee Since Inception	Subordinated Limited Partner, The Jones Financial Companies, LLLP (since 2022); Principal, Edward Jones, and General Partner, The Jones Financial Companies, LLLP (1994-2021)	12	None.

Name and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Edward Jones Fund Complex(3) Overseen or to be Overseen by Nominees	Other Directorships Held During Past Five Years or Longer
Lena Haas (Born: 1975)	Nominee	N/A	Principal, Products (March 2020-present) and Principal, Banking and Trust Services (November 2017-March 2020) at Edward Jones; Previously, Senior Vice President, Head of Investing Product Management and Retirement, E*TRADE Financial and President of E*TRADE Capital Management (2011-2017)	12	Chairperson and Trustee, Edward Jones Money Market Fund (October 2018-present). Director, Craft Alliance Center of Art and Design.
Merry L. Mosbacher (Born: 1958)	Current Trustee and Nominee	Indefinite Term; Since January 2020	Subordinated Limited Partner, The Jones Financial Companies, LLLP (since 2020); Principal, Edward Jones, and General Partner, The Jones Financial Companies, LLLP (1986-2019); Associate, Edward Jones (1982-1985).	12	None.

(1) Ms. Leary-Jago, if elected, would be treated as an “interested person” of the Trust as defined by the 1940 Act solely by virtue of the fact that she has an immediate family member who may be considered an affiliated person of an existing investment sub-adviser to one of the Funds. However, Ms. Leary-Jago is not an affiliated person of Edward Jones or any of its affiliates and, therefore, currently serves, and would continue to serve on the Unified Board, as an independent trustee of EJMMF.

(2) Mr. Fiala and Ms. Mosbacher are and, if elected, Ms. Haas will be, an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that they are affiliated persons of The Jones Financial Companies, L.L.L.P., the parent company of Olive Street and Edward Jones.

(3) The “Edward Jones Fund Complex” consists of the eleven series of the Trust (eight active series and three inactive series) and EJMMF. No current Trustee oversees, nor receives compensation from, EJMMF, which is advised by Passport, an affiliate of Olive Street.

QUALIFICATIONS OF INDIVIDUAL NOMINEES

The following is a summary of each Nominee’s experience, qualifications, attributes and skills considered by the Board’s Governance and Nominating Committee and that served as a basis for the Board’s conclusion that each Nominee is qualified to serve (or continue to serve, as applicable) on the Board. The Board’s Governance and Nominating Committee considered the factors as its members deemed relevant to evaluating the Nominees and considered whether each Nominee possesses the requisite skills and attributes to carry out the applicable oversight responsibilities with respect to the Funds, including, as applicable, their positions as members of the Board or the EJMMF Board and their knowledge of Edward Jones, as well as their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Trust’s shareholders. The Nominees have varied experiences, attributes and skills that may be utilized in overseeing the operations of the Funds. No one factor was decisive or controlling in the selection of an individual as a Nominee.

Nominees for Interested Trustee

Mr. Fiala has significant financial services and mutual fund experience as a Principal of Edward Jones for over 27 years. He has served as a leader of the firm’s Current Business Segment team, a leader of the Advice and Guidance team within the firm’s Client Strategies Group, Director of Portfolio Solutions, and Director of Research. Mr. Fiala also served as Co-Chair of Edward Jones’ Investment Policy Committee for eight years and holds a CFA designation.

Ms. Haas has held a variety of leadership roles at Edward Jones and other financial services firms, in which she gained extensive experience with mutual funds and other investment products. She also currently serves on the board of a non-profit organization.

Ms. Mosbacher has significant financial services and mutual fund experience as a Principal of Edward Jones for over 33 years. She has served as a Principal in the following areas at Edward Jones: Branch Team Inclusion & Diversity; Packaged Products Strategy; Insurance & Annuity Products; and Investment Banking. She also has experience as a director on several non-profit boards and the Insured Retirement Institute.

Nominee for Non-Edward Jones Interested Trustee

Ms. Leary-Jago has gained experience with multiple aspects of the investment management industry, including operations, risk management and compliance, through various leadership roles at investment management firms and with industry associations.

Nominees for Independent Trustee

Ms. Carter has significant investment advisory experience as a senior executive of Russell Investment Group, serving as a managing director, member of the corporate operating committee and a member of the investment management group’s fund strategy committee. She joined Russell Investment Group in 1982. Ms. Carter has also served as an Independent Trustee on the board of another investment company, which consisted of eight series in its trust. She is a previous Chair of that board. These positions over the course of 23 years involved oversight of over 140 funds and the development of a mutual fund business joint venture.

Mr. Griffith has substantial experience with the financial services industry and with federal securities laws and regulations. Mr. Griffith was a partner in the Global Finance Group of Sidley Austin LLP. His practice focused on securitization and structured finance, which encompassed term and conduit executions involving a variety of assets. Mr. Griffith worked on large, complex industrial/consumer transactions, including direct asset purchases, master trusts, and whole business securitizations for clients that included commercial and investment banks, insurance companies, and other financial institutions.

Mr. Jacoby has over 35 years of combined public accounting and investment management industry experience, which he has gained through various leadership roles at audit and investment management firms, with industry associations and on the boards of other registered funds. Mr. Jacoby has been determined to qualify as an Audit Committee Financial Expert for EJMMF. The EJMMF Board believes Mr. Jacoby’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other EJMMF trustees, lead to the conclusion that he possesses the requisite skills and attributes to carry out oversight responsibilities as Audit Committee Financial Expert for EJMMF.

Ms. Keeley has significant financial services and mutual fund experience as an executive vice president for Ameriprise Financial Services, Inc. where she was responsible for managerial oversight for fixed income portfolio management, research and trading as well as the value and mid-cap growth equity portfolio management and research teams. As an Executive Vice President at Ameriprise, Ms. Keeley also served on the Balance Sheet Management Committee and Capital Markets Committee. She has over 20 years of experience in the mutual fund industry. Ms. Keeley also has experience as a director on several corporate and non-profit boards, including currently serving as a director of Graywolf Press. She previously served as a director of American Equity Life Holding Company (“American Equity Life”) and served on the Executive Compensation and Talent Committee, and as Chair of the Investment Committee, of the board of directors of American Equity Life. Ms. Keeley also previously served as a director of the Federal Home Loan Bank of Des Moines (“FHLB”), Chair of the FHLB Board’s Finance and Planning Committee and Chair of the FHLB Board’s Human Resources and Compensation Committee.

Ms. Stam has significant experience as a managing executive and general counsel of Vanguard, a registered investment adviser, and the Vanguard mutual funds, and as an Associate Director of the SEC’s Division of Investment Management. She also serves as a trustee of the CBRE Global Real Estate Income Fund, a closed-end fund listed on the New York Stock Exchange. Ms. Stam has substantial experience in and knowledge of the investment management industry, investment company and investment adviser regulation and operations, shareholder relations and fund governance, which provides her with important perspectives on the operation and management of the Trust.

Mr. Sylvester managed short-term funds and money market funds for over 40 years. During that time, he was responsible for a large money market fund complex, and played a lead role in the complex’s response to money market fund reform, as well as numerous money market fund acquisitions and mergers.

Mr. Tesoro has extensive experience in internal control and risk assessments, including compliance issues related to the Investment Company and Investment Advisers Acts of 1940. He worked in public accounting for 38 years, primarily auditing mutual funds and registered investment advisers. From 1995-2002, he was the Partner-in-Charge of Arthur Andersen LLP’s US Investment Management Industry Program. Mr. Tesoro joined KPMG LLP in 2002 as a partner and continued to work with numerous financial institutions. Mr. Tesoro serves as an Independent Trustee and Audit Committee Chair on the Board of Trustees of the BBH Trust (a mutual fund complex). He also serves as a trustee on the Board of Catholic Charities, Diocese of Trenton, New Jersey. Mr. Tesoro has been determined to qualify as an Audit Committee Financial Expert for the Trust. The Board believes Mr. Tesoro’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, lead to the conclusion that he possesses the requisite skills and attributes to carry out oversight responsibilities as Audit Committee Financial Expert for the Trust.

NOMINEE OWNERSHIP OF FUND SHARES

The following table provides information, as of December 31, 2021, regarding the dollar range of beneficial ownership by each Nominee in each active series of the Trust.

	Core Bond Fund	Core Plus Bond Fund	Municipal Bond Fund	Large Cap Growth Fund	Large Cap Value Fund	Small/ Mid Cap Growth Fund	Small/ Mid Cap Value Fund	International Equity Fund	Aggregate Ownership in the Family of Investment Companies (1)
Nominees for Independent Trustee
Jean E. Carter	$10,001 - $50,000	None	None	$10,001 - $50,000	$10,001 - $50,000	None	Over $100,000	Over $100,000	Over $100,000
Craig Griffith	None	None	None	None	None	None	None	None	None
Timothy Jacoby	None	None	None	None	None	None	None	None	None
Michelle M. Keeley	None	None	None	Over $100,000	Over $100,000	$50,001- $100,000	$50,001 - $100,000	$50,001 - $100,000	Over $100,000
Heidi Stam	None	None	None	None	None	None	None	None	None
David D. Sylvester	None	None	None	None	None	None	None	None	None
John M. Tesoro	$50,001 - $100,000	None	None	$50,001 - $100,000	$50,001 - $100,000	$50,001 - $100,000	$50,001 - $100,000	$10,001 - $50,000	Over $100,000
Nominee for Non-Edward Jones Interested Trustee
Maureen Leary-Jago	None	None	None	None	None	None	None	None	None
Nominees for Interested Trustee
William E. Fiala	Over $100,000	None	None	$10,001 - $50,000	$10,001 - $50,000	$50,001 - $100,000	$10,001 - $50,000	$10,001 - $50,000	Over $100,000
Lena Haas	$50,001 - $l00,000	Over $100,000	None	Over $100,000	Over $100,000	$50,001 - $l00,000	Over $100,000	Over $100,000	Over $100,000
Merry L. Mosbacher	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$50,001 - $l00,000	Over $100,000	$50,001 - $l00,000	Over $100,000

(1) The family of investment companies includes all series of the Trust.

TRUSTEE COMPENSATION

Set forth below is the compensation paid by the Trust to the current members of the Board for the fiscal year ending June 30, 2021.

Name of Person/Position	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Edward Jones Fund Complex(2) Paid to Trustees
Jean E. Carter, Independent Trustee	$251,000	N/A	N/A	$251,000
Michelle M. Keeley, Independent Trustee	$259,333	N/A	N/A	$259,333
John M. Tesoro, Independent Trustee	$266,000	N/A	N/A	$266,000
Merry L. Mosbacher, Interested Trustee(1)	None	N/A	N/A	None
William E. Fiala, Interested Trustee(1)	None	N/A	N/A	None

(1) Mr. Fiala and Ms. Mosbacher do not receive compensation from the Trust for their service as Trustees. Mr. Fiala and Ms. Mosbacher receive compensation from Olive Street for their service as Trustees.

(2) The “Edward Jones Fund Complex” consists of the eleven series of the Trust (eight active series and three inactive series) and EJMMF. No Trustee of the Trust currently oversees, nor receives compensation from, EJMMF.

Currently, Independent Trustees of the Trust each receive an annual retainer and per meeting fees for Board meeting attendance. In addition, the Committee Chairs and the Lead Independent Trustee each receive an additional annual retainer. Currently, this compensation is allocated pro rata among the various series comprising the Trust based on the relative net assets of each series. Independent Trustees receive additional per meeting fees from the applicable series for any special Board or Committee meetings at rates assessed by the Trustees depending on the length of the meeting. All Trustees are reimbursed for reasonable expenses incurred in connection with attending in-person meetings, which reimbursement is allocated pro rata among applicable series of the Trust based on relative net assets. The Trust has no pension or retirement plan.

Nominees who are not currently Independent Trustees of the Trust received no compensation from the Funds during the fiscal year ending June 30, 2021. The nominees who are independent trustees of EJMMF received compensation from EJMMF for their service on the EJMMF Board.

Please see the “Impact of Unified Board on Board Governance Structure and Oversight Practices” section below for a discussion of potential changes to the Board’s current trustee compensation methodology.

THE ROLE OF THE BOARD, BOARD LEADERSHIP STRUCTURE AND BOARD OVERSIGHT OF RISK MANAGEMENT

The Role of the Board.  The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as Olive Street, the Funds’ sub-advisers (collectively, the “Sub-advisers”), ALPS Distributors, Inc. (the “Distributor”), the Trust’s distributor, Brown Brothers Harriman & Co. (the “Administrator”), the Trust’s custodian and administrator, and ALPS Fund Services, Inc. (the “Transfer Agent”), the Trust’s transfer agent. The Board has appointed various senior employees of Olive Street as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters.

In addition, Olive Street and the Sub-advisers provide regular reports on the investment strategy and performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal Board meetings which are typically held quarterly and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure and Leadership.  The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established two standing committees, a Governance and Nominating

Committee and an Audit Committee (which also serves as the Qualified Legal Compliance Committee (“QLCC”)), which are discussed in greater detail below. At least a majority of the Board is comprised of Trustees who are Independent Trustees, which generally are Trustees who are not affiliated with Olive Street, the Sub-advisers, the Distributor, or their affiliates. The Chairman of the Board is an Interested Trustee. The Board has determined not to combine the Chairman position and the principal executive officer position and has appointed a senior employee of Olive Street as the President of the Trust. The Board reviews its structure and the structure of its committees annually. The Board has determined that the structure of the Interested Chairman, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

John M. Tesoro, an Independent Trustee, serves as the Lead Independent Trustee of the Trust. In his role as Lead Independent Trustee, Mr. Tesoro, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the Independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the Independent Trustees and management, and among the Independent Trustees; and (v) has such other responsibilities as the Board or Independent Trustees determine from time to time.

Mr. Tesoro also serves as Chair of the Audit Committee of the Trust (see description below). The Audit Committee is comprised of all of the Independent Trustees.

Michelle Keeley, an Independent Trustee, serves as Chair of the Governance and Nominating Committee of the Trust (see description below). The Governance and Nominating Committee is comprised of all the Independent Trustees.

Board Oversight of Risk Management.  As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, liquidity risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board meets quarterly, and otherwise as needed, with the Trust’s Chief Compliance Officer to discuss compliance, operational, and other risks and how they are managed. The Board also receives reports from Olive Street and the Sub-advisers’ portfolio management personnel as to investment risks of the Funds. In addition to these reports, from time to time the Board receives reports from the Administrator and Olive Street as to enterprise risk management.

With respect to valuation, the Board has delegated day-to-day valuation issues to a Valuation Committee, which is composed entirely of employees of Olive Street and its affiliates. No Board member serves on the Valuation Committee. The function of the Valuation Committee is to value securities held by the Funds for which current and reliable market quotations are not readily available pursuant to the procedures approved by the Board. The actions of the Valuation Committee are subsequently reviewed by the Board.

The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary for a Fund to bear certain risks (such as investment-related risks) to achieve the Fund’s goals and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Board Meetings and Board Committees. During the fiscal year ended June 30, 2021, the Board met nine (9) times. The Trust does not have a policy with regard to attendance of Trustees at shareholder meetings. No shareholder meeting for the Trust was held during the most recent fiscal year.

The Board has established the following standing committees:

Governance and Nominating Committee. Michelle Keeley, an Independent Trustee, serves as Chair of the Governance and Nominating Committee of the Trust. The Governance and Nominating Committee is comprised of all the Independent Trustees. As set forth in its charter (a copy of which is attached hereto as Appendix B), the Governance and Nominating Committee assists the Board in fulfilling its governance-related responsibilities, including making recommendations regarding the Board’s size, composition, leadership structure, committees, compensation, retirement and self-assessment, among other things. The Governance and Nominating Committee makes recommendations regarding nominations for Independent Trustees and will consider candidates properly submitted by shareholders to fill vacancies on the Board, if any, which must be sent to the attention of the President of the Trust in writing together with the appropriate biographical information concerning each such proposed candidate. For a candidate to be properly submitted by a shareholder, the submission must comply with the notice provisions set forth in the Trust’s By-Laws. In general, to be considered by the Governance and Nominating Committee, such nominations, together with all required biographical information, any information required to be disclosed about a candidate in a Trust proxy statement or other regulatory filing for the election of Trustees, and any other information requested by the Governance and Nominating Committee that it deems reasonable to its evaluation of the candidate, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days prior to the shareholder meeting at which any such nominee would be voted on. Submission of a Trustee candidate recommendation by a shareholder does not guarantee such candidate will be nominated as a Trustee.

The Governance and Nominating Committee identifies and screens Independent Trustee candidates for nomination and appointment to the Board and submits final recommendations to the full Board for approval. In doing so, the Governance and Nominating Committee takes into account such factors as it considers relevant, including without limitation, educational background, strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint, industry knowledge, experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business and understanding of business and financial matters generally. No one factor is controlling, either with respect to the group or any individual.

In addition to the above, each candidate must: (i) display the highest personal and professional ethics, integrity and values; (ii) have the ability to exercise sound business judgment; (iii) be highly accomplished in his or her respective field; (iv) have relevant expertise and experience; (v) be able to represent all shareholders and be committed to enhancing long-term shareholder value; and (vi) have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Trust’s business. The Governance and Nominating Committee reviews its process for identifying and evaluating nominees for trustees annually in connection with the Committee’s review of its charter.

The Governance and Nominating Committee met three times during the fiscal year ended June 30, 2021.

Audit Committee. John M. Tesoro, an Independent Trustee, serves as Chair of the Audit Committee of the Trust. The Audit Committee is comprised of all of the Independent Trustees. The Audit Committee meets twice a year or more frequently as circumstances dictate. The function of the Audit Committee, with respect to each series of the Trust, is to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Trust, including by providing independent and objective oversight over the Trust’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accounting firm retained by the Trust (the “independent auditors”). The Audit Committee also serves to provide an open avenue of communication among the independent auditors, Trust management and the Board. As part of the Audit Committee, the function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.

The Audit Committee met twice during the fiscal year ended June 30, 2021.

Impact of Unified Board on Board Governance Structure and Oversight Practices. The Board and the EJMMF Board do not have identical governance structures and oversight practices. If all of the Nominees are elected by shareholders of the Trust and by shareholders of EJMMF, resulting in the proposed Unified Board, the Board will consider whether any changes to its current governance structure and oversight practices would be appropriate in light of the alignment of the membership of the boards. The Board and the EJMMF Board each have the same two standing committees: an Audit Committee and a Governance and Nominating Committee. If elected, the Nominees for Independent Trustee who are not currently members of the Board would be expected to join the Board’s Audit Committee and Governance and Nominating Committee, and the Board will consider whether any changes to its committee structure, committee practices, committee composition and committee charter would be appropriate in light of the board membership alignment. In addition, if the Nominees are elected, it is expected that the Board will reconsider its compensation structure in place for the Independent Trustees such that the members of the Board and the EJMMF Board who are not affiliated with Edward Jones would be compensated under a new, unified compensation structure, which may be different from the compensation structure described above under the section entitled “Trustee Compensation”. It is expected that the members of the Board and the EJMMF Board who are affiliated with Edward Jones would continue to be compensated by Olive Street and/or Edward Jones for their service as Trustees.

REQUIRED VOTE

If a quorum is present, each Nominee receiving a plurality of the votes cast at the Meeting will be elected as a Trustee of the Trust. The presence virtually or by proxy of shareholders holding one-third of the shares of the Trust entitled to vote at the Meeting constitutes a quorum for purposes of acting on the Proposal. All Funds will vote together as a single class, and the Funds will not vote separately on the election of each Nominee.

Under a plurality vote, the Nominees who receive the highest number of votes will be elected, even if they receive votes from less than a majority of the votes cast. Because each Nominee is running uncontested for his or her Board seat, assuming a quorum is present, all eleven Nominees are expected to be elected as Trustees, as each Nominee who receives a single vote in his or her favor will be elected. Votes not cast or votes to withhold (or abstentions) will have no effect on the election outcome.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE.

ADDITIONAL INFORMATION

EXECUTIVE OFFICERS

The current officers of the Trust, their year of birth, position with the Trust, term of office with the Trust and length of time served, and their principal occupation for the past five years are set forth below. The address of each officer is c/o Bridge Builder Trust, 12555 Manchester Road, St. Louis, MO 63131.

Name and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years or Longer
Julius A. Drelick III (Born: 1966)	President	Indefinite Term; Since August 2019	Director of Proprietary Fund Strategy & Management, Edward Jones (since 2016); Previously, Vice President of the Trust (2017-2019); Senior Vice President and Chief Compliance Officer, Voya Investment Management, LLC (2013-2016); Vice President, Head of Mutual Fund Product Development and Strategic Planning, Voya Investment Management, LLC (2007-2013).
Aaron J. Masek (Born: 1974)	Treasurer	Indefinite Term; Since July, 2016	Director, Finance, Edward Jones (since 2015); Vice President and Treasurer, AQR Funds (2010-2015).
Paul W. Felsch (Born: 1982)	Chief Compliance Officer and Vice President	Indefinite Term; Since January 2020	Senior Compliance Counsel, Edward Jones (since December 2016); Associate Compliance Counsel, Edward Jones (December 2013-November 2016).
Evan S. Posner (Born: 1979)	Secretary	Indefinite Term; Since July 2021	Associate General Counsel at Edward Jones (since 2018); Previously, Assistant Secretary of the Trust (2019-2021); Previously, Vice President, Counsel at Voya Investment Management (2012 – 2018).
James E. Goundrey (Born: 1977)	Assistant Secretary	Indefinite Term; Since July 2021	Associate General Counsel at Edward Jones (since 2019); Previously, Vice President, Senior Counsel at State Street Global Advisers (2015-2019).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) serves as the independent registered public accounting firm for the Funds. PwC also reviews and signs as preparer the Funds’ U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC, and the Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613 and provides certain permitted non-audit services. PwC has confirmed to the Trust’s Audit Committee that they are independent auditors with respect to the Funds. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees. Below are the aggregate fees billed by PwC in the Funds’ last two fiscal years for audit fees. Audit fees refer to performing an audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2020	2021
$535,300	$567,000

Audit-Related Fees. There were no fees billed by PwC in the Funds’ last two fiscal years for assurance and related services by PwC that are reasonably related to the performance of the audit, and are not reported under “Audit Fees” above.

Tax Fees. Below are the aggregate fees billed by PwC in the Funds’ last two fiscal years for professional services rendered by PwC for tax compliance, tax advice, and tax planning.

2020	2021
$62,675	$64,786

All Other Fees. There were no fees billed by PwC in the Funds’ last two fiscal years for products and services provided by PwC, other than the services reported above.

None of the services described above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate Non-Audit Fees. Below are the aggregate non-audit fees billed by PwC in the Funds’ last two fiscal years for services rendered to the Funds and to the Funds’ investment advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds (collectively, “Fund Affiliated Entities”).

	2020	2021
Funds	$62,675	$64,786
Fund Affiliated Entities	$5,940	$5,940

During the past two fiscal years, all non-audit services provided by PwC to Fund Affiliated Entities that were required to be pre-approved were pre-approved by the Audit Committee. Included in the Audit Committee’s pre-approval of these non-audit services was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining PwC’s independence.

Audit Committee Pre-Approval Procedures. The charter adopted by the Audit Committee contains procedures pursuant to which services proposed to be performed by PwC may be pre-approved by the Audit Committee. These procedures provide that:

•

The Audit Committee is required to pre-approve audit and non-audit services performed by PwC in order to assure that the provision of such services do not impair PwC’s independence. Notwithstanding the foregoing, pre-approval of certain non-audit services for the Trust and Fund Affiliated Entities is not required when permitted pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. In such instances, the Audit Committee (or its delegate) will approve such services prior to the completion of the audit.

•

The Audit Committee has delegated pre-approval authority to its Chair for engagements of less than $15,000. The Committee will designate another member with such pre-approval authority when the Chair is unavailable. Any proposed services equal to or exceeding $15,000 will require specific pre-approval by the Audit Committee.

•	The Chair will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

OWNERSHIP OF THE FUNDS

Appendix C sets forth the persons who owned of record 5% or more of the outstanding shares of the Funds as of the Record Date. On that date, the Nominees and officers of the Funds, together as a group, beneficially owned less than 1% of each Fund’s outstanding shares.

VOTING AUTHORITY OF EDWARD JONES

Fund shares are currently available only to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward Jones, as well as current and former Trustees. Unless a client has “opted out,” Advisory Solutions fund model clients have delegated proxy voting responsibility with respect to shares of the Funds held by the clients to Edward Jones pursuant to the terms of their respective separate agreements with Edward Jones. Accordingly, Edward Jones has the authority to vote on behalf of these clients the shares of the Funds held by the clients. Edward Jones will vote any shares of the Funds over which it has voting authority consistent with its proxy voting policies and procedures. Pursuant to Edward Jones’ proxy voting procedures, Edward Jones’ Proxy Policy Committee (the “Proxy Committee”) will determine if any material conflicts of interest arise with respect to Edward Jones voting on a proposal on a proxy and, if it determines that no such material conflicts arise, the proposal is voted in accordance with the determination of the Proxy Committee.

Following careful analysis and consideration, the Proxy Committee determined that there are no material conflicts of interest that arise with respect to Edward Jones voting on the Proposal. In reaching its conclusion, the Proxy Committee considered a number of factors, including, the following:

•

Eight of the eleven Nominees are not affiliated persons of, and do not have a material relationship with, Edward Jones or any of its affiliates. Of these eight Nominees, seven are considered not to be “interested persons” of the Trust (as such term is defined in the 1940 Act), and would be Independent Trustees of the Trust if elected. The remaining Nominee who is not an affiliated person of Edward Jones, Ms. Leary-Jago, would be treated as an “interested person” (as such term is defined in the 1940 Act) of the Trust solely because she has an immediately family member who may be considered an affiliated person of an existing Sub-adviser to one of the Funds. Further, the Board’s Governance and Nominating Committee, which is comprised entirely of Independent Trustees, evaluated and selected and nominated Ms. Leary-Jago.

•

Five of the seven Nominees for Independent Trustee currently serve as an Independent Trustee of the Trust or an independent trustee of EJMMF and each has brought a wide range of experience to his or her respective board, and is expected to continue to bring such expertise to the Unified Board. The remaining two Nominees for Independent Trustee, Ms. Stam and Mr. Griffith, were each identified, evaluated and selected and nominated by the Board’s Governance and Nominating Committee, which is comprised entirely of Independent Trustees.

•

The Board’s Governance and Nominating Committee evaluated and selected and nominated Mr. Fiala and Mses. Haas and Mosbacher, each an affiliated person of Edward Jones, as nominees for Interested Trustees.

•

The Board, which is made up of a majority of Independent Trustees, and based upon the recommendation of the Board’s Governance and Nominating Committee, has unanimously voted to nominate each Nominee for election by the shareholders of the Trust as a Trustee of the Trust.

Based on its considerations, the Proxy Committee concluded that the election of each Nominee is in the best interests of the Trust and its shareholders and that the proxies solicited by the Funds held by Advisory Solutions’ clients shall be voted FOR the election of each Nominee.

As of the Record Date, Edward Jones possessed voting power for approximately the percentage of shares of each Fund as follows:

Fund	Approximate Share Ownership
Bridge Builder Core Bond Fund	97%
Bridge Builder Core Plus Bond Fund	97%
Bridge Builder Municipal Bond Fund	90%
Bridge Builder Large Cap Growth Fund	98%
Bridge Builder Large Cap Value Fund	98%
Bridge Builder Small/Mid Cap Growth Fund	98%
Bridge Builder Small/Mid Cap Value Fund	98%
Bridge Builder International Equity Fund	98%

Based on the foregoing voting authority, Edward Jones has the ability to control whether the Proposal is approved.

SERVICE PROVIDERS

The names and addresses of the Adviser and the Sub-advisers are included in Appendix D.

The Distributor is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Administrator is located at 50 Post Office Square, Boston, Massachusetts 02110.

PAYMENT OF EXPENSES

All expenses related to conducting this proxy, including, but not limited to, legal fees, the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies, if any, will be allocated to the Funds. However, Olive Street has agreed to bear 20% of the total expenses, such that the Funds, in the aggregate, will bear the other 80% of the total expenses. The portion of the expenses to be borne by the Funds will be allocated pro rata among the Funds on the basis of their relative net assets.

Solicitation may be made by letter or telephone by officers or employees of Olive Street and its affiliates and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares.

In addition, the Funds have retained Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitation firm, to assist in the solicitation of proxies. Broadridge may solicit proxies personally and by telephone. It is anticipated that the mailing service, proxy solicitation costs, and postage and printing costs associated with this Proxy Statement, are estimated at approximately $2.66 million, plus reimbursements of out-of-pocket expenses.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

For a free copy of the Funds’ semi-annual report dated December 31, 2021 or annual report dated June 30, 2021, shareholders of the Funds may visit www.bridgebuildermutualfunds.com/literature, call 1-855-823-3611, write to the Funds via e-mail at bridgebuilder@edwardjones.com, or write to the Funds at:

Mailing Address:

Bridge Builder Trust

P.O. Box 1920

Denver, CO 80201

Overnight Address:

Bridge Builder Trust

1290 Broadway Suite 1000

Denver, CO 80203

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a Delaware statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Funds who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in a Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders wishing to submit written communications to the Board or an individual Trustee should send their communications to Bridge Builder Trust, 12555 Manchester Road, St. Louis, Missouri 63131.

VOTING, QUORUM AND OTHER MATTERS

Only shareholders of record on the Record Date will be entitled to participate and vote at the Meeting on the Internet by virtual means. To participate in the Meeting virtually, shareholders must register in advance by visiting https://viewproxy.com/EdwardJones/broadridgevsm/ and submitting the requested required information to Broadridge, the Funds’ proxy tabulator. Please plan to register prior to the Meeting, by April 17, 2022 at 9:00 a.m. (Central time).

Shareholders whose shares are registered directly with a Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration must be received before the scheduled time for commencement of the Meeting. Shareholders should consider registering well in advance of the scheduled time in order to avoid any potential issues in becoming registered. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/EdwardJones/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.

After shareholders have submitted their registration information, they will receive an e-mail from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at https://viewproxy.com/EdwardJones/broadridgevsm/. Only shareholders of the Funds present virtually or by proxy will be permitted to attend the virtual Meeting and be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

Where shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of the Trust is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or Assistant Secretary of the Trust, or the

person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournments or postponements of the Meeting. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of the election of each Nominee.

In order to hold and take action at the Meeting, other than adjourning the Meeting, a “quorum” of shareholders must be present. The presence virtually or by proxy of shareholders holding one-third of the outstanding shares entitled to vote constitutes a quorum for the transaction of business at the Meeting. All Nominees receiving a plurality of the votes cast at the Meeting will be elected as Trustees of the Trust, provided that a quorum is present at the Meeting. This means that, because each Nominee is running uncontested for his or her Board seat, and assuming a quorum is present, a single vote in his or her favor will successfully elect the Nominee. The election of each Nominee is not contingent on the election of any other Nominees.

Each share of each Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Executed proxy cards marked as “withhold” votes will be treated as shares that are present for purposes of determining whether a quorum is present at the Meeting for acting on the Proposal but which have not been voted for or against the Proposal. Accordingly, “withhold” votes will have no effect on the Proposal. Because the Proposal is treated as “routine” under applicable legal requirements, there will be no broker non-votes, and therefore broker non-votes will have no effect on the Proposal.

If a proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named on the card will vote the shares represented by the proxy in accordance with the instructions marked on the card. Unmarked, but properly executed proxy cards, will be voted FOR ALL Nominees. If you simply sign, date and return the proxy card, but do not specify a vote on the Proposal, your proxy will be voted FOR ALL Nominees.

In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained by the date of the Meeting, or, in the event that one or more Nominees does not receive sufficient votes for election, whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In addition, if, in the judgment of persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable period or periods. Any adjournment of the Meeting will require an affirmative vote by the Chairman of the Meeting or an affirmative vote of the majority of the shares represented at the Meeting, either virtually or by proxy and entitled to vote at the Meeting. In the event of an adjournment, no further notice will be given other than an announcement at the Meeting when the adjournment determination is made.

SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more Fund shareholders share the same address, only one copy of this Proxy Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Proxy Statement to a shareholder at a shared address. Please call 1-855-823-3611 or forward a written request to the following addresses if you would like to: (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports, semi-annual reports or proxy or information statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or proxy or information statements if you are currently receiving multiple copies at a shared address:

Mailing Address:

Bridge Builder Trust

P.O. Box 1920

Denver, CO 80201

Overnight Address:

Bridge Builder Trust

1290 Broadway Suite 1000

Denver, CO 80203

General

No business other than the matter described herein is expected to come before the Meeting, but should any other business properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their judgment of the best interests of the Funds.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS ON THE PROXY CARD.

By Order of the Board of Trustees

Julius A. Drelick III

President

APPENDIX A

FUND SHARES ISSUED AND OUTSTANDING

AS OF THE RECORD DATE

Fund	Shares Issued and Outstanding
Bridge Builder Core Bond Fund	1,841,888,185
Bridge Builder Core Plus Bond Fund	3,399,103,425
Bridge Builder Municipal Bond Fund	1,072,527,300
Bridge Builder Large Cap Growth Fund	819,527,632
Bridge Builder Large Cap Value Fund	1,076,473,615
Bridge Builder Small/Mid Cap Growth Fund	388,089,301
Bridge Builder Small/Mid Cap Value Fund	502,268,145
Bridge Builder International Equity Fund	1,099,721,517

A-1

APPENDIX B

BRIDGE BUILDER TRUST

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

The Governance and Nominating Committee (the “Committee”) is a committee of the Board of Trustees (the “Board”) of Bridge Builder Trust (the “Trust”). This Charter sets forth the duties and responsibilities of the Committee. The Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Trust are referred to as the “Independent Trustees.” The Board, including at least a majority of the Independent Trustees, has adopted this Charter. The Committee shall review this Charter annually and recommend changes, if any, to the Board.

PURPOSE

The purpose of the Committee shall be to (1) consider and make recommendations to the Board regarding various governance-related aspects of the Board’s responsibilities, such as the Board’s size, composition, leadership structure, committees, compensation, retirement and self-assessment, among other things; (2) select and nominate other Independent Trustees as a condition of reliance on certain exemptive rules (as required by Rule 0-1 under the 1940 Act) and certain SEC exemptive relief obtained by the Trust; and (3) otherwise reaffirm the important role that Independent Trustees play in protecting fund investors, including taking a lead role in working with fund management on matters that may raise conflicts of interest between management and the Trust’s shareholders, and reinforce Independent Trustee independence. Selection and nomination refers to the process by which board candidates are researched, recruited, considered, and formally named. For the avoidance of doubt, at the request of the Committee, “interested” Trustees of the Trust, representatives of the Trust’s investment adviser (and its affiliates), administrator and counsel may participate in the process to select and nominate candidates for Independent Trustees.

In discharging his or her duties, each member of the Committee is entitled to rely on information, opinions, reports or statements prepared or presented by: (1) one or more officers of the Trust whom the member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, the Trust’s investment adviser or other persons as to matters the member reasonably believes are within the person’s professional or expert competence; and (3) a committee of the Board of which he or she is not a member.

The Committee may have additional functions and responsibilities as deemed appropriate by mutual agreement between the Board and the Committee.

COMPOSITION

The Committee shall be comprised entirely of Independent Trustees. The members of the Committee shall be appointed annually by the Board, and shall serve until the next annual approval or their earlier resignation, removal, death or disqualification. Unless a Chair of the Committee is designated by the Board, including a majority of the Independent Trustees, the members of the Committee shall designate the Chair of the Committee by majority vote.

MEETINGS

The Committee shall meet as often as it deems necessary to discharge its responsibilities and duties. Meetings (including telephone meetings) may be called by the Chair of the Committee or by a majority of the Committee members. A quorum for purposes of conducting a meeting shall be a majority of the Committee members. The Committee shall maintain minutes of Committee meetings, report the Committee’s significant activities to the Board and make such recommendations to the Board as the Committee may deem necessary or appropriate. The Committee may meet in person, or by telephone or other means by which all persons participating in the meeting can hear one another.

RESPONSIBILITIES AND DUTIES

Governance Matters

(a)	The Committee shall evaluate the size and composition of the Board from time to time as it deems necessary.

(b)

The Committee, with the assistance of legal counsel, shall oversee the process for gathering, reviewing and analyzing information with respect to any potential “interested person” issues affecting any Independent Trustee, as well as any other business or professional relationship, activity or transaction that creates an actual or potential conflict of interest, and shall consult with the Board and officers of the Trust, as necessary.

(c)

The Committee shall review the Board’s leadership structure, as often as it deems necessary, to determine if it continues to be appropriate, and shall review the continuation of the individuals serving in leadership roles at least every four years.

(d)	The Committee shall review compliance with the following Lead Independent Trustee and Committee Chair term limit policies:

(i)

Lead Independent Trustee or Independent Board Chair. Beginning January 1, 2022, and once every four years thereafter in the last regular meeting of the calendar year, the Committee will nominate, and the Board will elect, a Lead Independent Trustee or Independent Board Chair for a four-year term commencing on or about the first day of the following calendar year. An individual may serve again as Lead Independent Trustee or Independent Board Chair for another four-year term upon agreement of the majority of the Trustees. If a vacancy in the Lead Independent Trustee or Independent Board Chair role occurs, the Committee will nominate, and the Board will elect, a new Lead Independent Trustee or Independent Board Chair, as promptly as is reasonably practicable.

(ii)

Committee Chairs. Beginning January 1, 2022, and once every four years thereafter in the last regular meeting of the calendar year, the Committee will nominate, and the Board will elect, a Chair of each standing Board Committee for a four-year term commencing on or about the first day of the following calendar year. An individual may serve again as the Chair for another four-year term upon agreement of the majority of the Trustees. If a vacancy in a standing Board Committee Chair role occurs, the Committee will nominate, and the Board will elect, a new Board Committee Chair, as promptly as is reasonably practicable.

(e)	The Committee shall, from time to time, determine and review compliance with any policy with respect to the Independent Trustees’ ownership of Trust shares.

(f)

The Committee, with the assistance of legal counsel, shall oversee the process for carrying out annual self-assessments by the Board in a manner it determines is most suitable, and may, if and when it deems appropriate in its discretion, also conduct or oversee individual Trustee peer reviews.

(g)	The Committee shall encourage, as it deems appropriate, Trustee attendance at industry conferences and other educational events.

(h)	The Committee shall evaluate, from time to time, the governance practices of the Independent Trustees, and recommend changes to the Board as the Committee deems appropriate.

(i)

The Committee shall review the Trustee retirement policy (which currently requires a Trustee to retire at the end of the calendar year in which he or she reaches the age of 75) as it deems appropriate.

(j)	The Committee shall oversee matters related to Director and Officer insurance arrangements and fidelity bond coverage and costs.

(k)	The Committee shall review Independent Trustee compensation as often as it deems appropriate, and make recommendations to the Board with respect thereto.

(l)

The Committee shall investigate any matter that comes to the attention of the Committee within the scope of its duties as deemed appropriate by the Board or the Committee, and investigate any other matter as may be, from time to time, referred to it by the Board.

(m)

If requested by the Board, the Committee shall make recommendations to the Board concerning appointments to Board committees, the designation of committee chairs and periodic changes in those appointments and designations.

Nominating Matters

(a)

The Committee will identify and screen Independent Trustee candidates for nomination and appointment to the Board and submit final recommendations to the full Board for approval. In doing so, the Committee shall take into account such factors as it considers relevant, including without limitation, experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business and understanding of business and financial matters generally. The Committee will screen “interested” Trustee candidates for nomination and appointment to the Board.

(b)	The Committee shall review and evaluate trustee candidates properly submitted by shareholders to fill vacancies on the Board, if any. For a candidate to be properly submitted by a shareholder,

the submission of the candidate must meet the procedures set forth herein and in the Trust’s disclosure documents. Shareholder candidate submissions must be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed candidate, and must comply with the notice provisions set forth in the Trust’s Declaration of Trust, By-Laws or disclosure documents, if any. In addition, for a candidate to be properly submitted by a shareholder, such submission shall include all required biographical information regarding the candidate, any information required to be disclosed about a candidate in a Trust proxy statement or other regulatory filing for the election of Trustees and any other information requested by the Committee (including the information set forth below) that it deems reasonable to its evaluation of the candidate. This information must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days prior to the shareholder meeting at which any such nominee would be voted on. The Committee’s policy with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.

(c)

The Committee shall obtain from any candidate a formal written resume and a completed questionnaire delineating relationships between the candidate and the Trust, and evaluate whether the candidate qualifies as an “interested person” as defined in the 1940 Act, or has any other business or professional relationship, activity or transaction that creates an actual or potential conflict of interest.

(d)

Members of the Committee shall meet with a candidate before nominating and recommending him or her to the Board, to review the independence and qualifications of such candidate, in general and including any special qualifications, including any specific experience, attributes or skills.

(e)	The Committee shall meet as a group without the candidate to review the results of any such interview.

(f)	The Committee shall recommend any candidates approved by Committee to the full Board for approval.

(g)	The Committee shall review all public disclosure related to the Committee’s process for nominating Independent Trustee candidates.

Nominee Considerations

In identifying and evaluating nominees (whether nominated by shareholders or otherwise), the Committee seeks to ensure that the Board of Trustees possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board of Trustees, in aggregate, is comprised of trustees who have broad and diverse backgrounds.

In looking at the qualification of each candidate to determine if his or her appointment or election would further the goals described above, the Committee takes into account all factors it considers appropriate, which may include educational background, strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. In addition to the above, the Board of Trustees believes that to be recommended as a nominee, whether by the Committee or at the suggestion of a shareholder, each candidate must:

1	Display the highest personal and professional ethics, integrity and values.

2	Have the ability to exercise sound business judgment.

3	Must be highly accomplished in his or her respective field.

4	Have relevant expertise and experience.

5	Be able to represent all shareholders and be committed to enhancing long-term shareholder value.

6	Have sufficient time available to devote to activities of the Board of Trustees and to enhance his or her knowledge of the Trust’s business.

The Committee shall review any disclosures concerning the specific experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a Trustee of the Fund.

Limitations of Responsibilities

Control of the selection and nomination process at all times should rest with the Committee. This Charter is not intended to supplant or limit the ability of fund shareholders under state law or federal law to nominate Trustees.

AUTHORITY

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority in its discretion to retain special legal or other experts, search firms or consultants to advise the Committee at the expense of the Trust if, in the Committee’s judgment, that is appropriate.

Adopted: May 22, 2013, as amended November 14, 2013, May 22, 2015, May 18, 2016 and May 24, 2017

Last Revised: November 10, 2021

APPENDIX C

SHARE OWNERSHIP AS OF THE RECORD DATE

Bridge Builder Core Bond Fund
Name and Address	% Ownership
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	99.99%

Bridge Builder Core Plus Bond Fund
Name and Address	% Ownership
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	100%

Bridge Builder Municipal Bond Fund
Name and Address	% Ownership
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	100%

Bridge Builder Large Cap Growth Fund
Name and Address	% Ownership
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	99.99%

Bridge Builder Large Cap Value Fund
Name and Address	% Ownership
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	99.99%

C-1

Bridge Builder Small/Mid Cap Growth Fund
Name and Address	% Ownership
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	99.99%

Bridge Builder Small/Mid Cap Value Fund
Name and Address	% Ownership
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	99.99%

Bridge Builder International Equity Fund
Name and Address	% Ownership
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	99.99%

C-2

APPENDIX D

ADVISER AND THE SUB-ADVISERS

Adviser Name and Address	Fund(s)
Olive Street Investment Advisers, LLC 12555 Manchester Road St. Louis, MO 63131

Bridge Builder Core Bond Fund

Bridge Builder Core Plus Bond Fund

Bridge Builder Municipal Bond Fund

Bridge Builder Large Cap Growth Fund

Bridge Builder Large Cap Value Fund

Bridge Builder Small/Mid Cap Growth Fund

Bridge Builder Small/Mid Cap Value Fund

Bridge Builder International Equity Fund

Robert W. Baird & Company, Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Bridge Builder Core Bond Fund
J.P. Morgan Investment Management Inc. 383 Madison Avenue New York, NY 10179	Bridge Builder Core Bond Fund
PGIM, Inc. 655 Broad Street Newark, NJ 07102	Bridge Builder Core Bond Fund
Artisan Partners Limited Partnership 875 East Wisconsin Avenue, Suite 800 Milwaukee, WI 53202	Bridge Builder Large Cap Value Fund Bridge Builder Small/Mid Cap Growth Fund
Barrow, Hanley, Mewhinney & Strauss LLC, 2200 Ross Avenue, 31st Floor Dallas, TX 75201	Bridge Builder Large Cap Value Fund
BlackRock Investment Management, LLC 1 University Square Drive Princeton, New Jersey 08540

Bridge Builder Core Plus Bond Fund

Bridge Builder Municipal Bond Fund

Bridge Builder Large Cap Growth Fund

Bridge Builder Large Cap Value Fund

Bridge Builder Small/Mid Cap Growth Fund

Bridge Builder Small/Mid Cap Value Fund

Bridge Builder International Equity Fund

BlackRock International Limited (Sub-sub-adviser) Exchange Place 1 1 Semple Street Edinburgh, United Kingdom EH3 8BL	Bridge Builder Core Plus Bond Fund
BlackRock (Singapore) Limited (Sub-sub-adviser) Twenty Anson, 20 Anson Road #18-01 Singapore 79912	Bridge Builder Core Plus Bond Fund
Boston Partners Global Investors, Inc. One Beacon Street, 30th Floor Boston, MA 02108	Bridge Builder Small/Mid Cap Value Fund
Champlain Investment Partners, LLC 180 Battery Street, Suite 400 Burlington, VT 05401	Bridge Builder Small/Mid Cap Growth Fund
Eagle Asset Management, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	Bridge Builder Small/Mid Cap Growth Fund
Jennison Associates LLC 466 Lexington Avenue New York, NY 10017	Bridge Builder Large Cap Growth Fund
Lazard Asset Management LLC 30 Rockefeller Plaza, 55th Floor New York, NY 10112	Bridge Builder Large Cap Growth Fund
Sustainable Growth Advisers, LP 301 Tresser Boulevard, Suite 1310 Stamford, CT 06901	Bridge Builder Large Cap Growth Fund
Silvercrest Asset Management Group LLC 1330 Avenue of the Americas, 38th Floor New York, NY 10019	Bridge Builder Small/Mid Cap Value Fund
Vaughan Nelson Investment Management, L.P. 600 Travis Street Houston, TX 77002	Bridge Builder Small/Mid Cap Value Fund
Wellington Management Company, LLP 280 Congress Street Boston, MA 02210	Bridge Builder Large Cap Value Fund
Baillie Gifford Overseas Limited Calton Square, 1 Greenside Row Edinburgh, EH1 3AN	Bridge Builder International Equity Fund

Mondrian Investment Partners Limited 10 Gresham Street, Fifth Floor London, United Kingdom DC2V 7JD	Bridge Builder International Equity Fund
WCM Investment Management, LLC 281 Brooks Street Laguna Beach, CA 92651	Bridge Builder International Equity Fund
Loomis Sayles & Company, L.P. One Financial Center Boston, MA 02111	Bridge Builder Core Bond Fund Bridge Builder Core Plus Bond Fund
Metropolitan West Asset Management, LLC 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017	Bridge Builder Core Plus Bond Fund
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	Bridge Builder Municipal Bond Fund Bridge Builder Large Cap Value Fund
FIAM LLC 900 Salem Street Smithfield, RI 02917	Bridge Builder Municipal Bond Fund
Stephens Investment Management Group, LLC 111 Center Street, Suite 2110 Little Rock, AR 72201	Bridge Builder Small/Mid Cap Growth Fund
LSV Asset Management 155 North Wacker Drive, Suite 4600 Chicago, IL 60606	Bridge Builder Large Cap Value Fund Bridge Builder Small/Mid Cap Value Fund
Pzena Investment Management, LLC 320 Park Avenue, 8th Floor New York, NY 10022	Bridge Builder International Equity Fund
Pacific Investment Management Company LLC 650 Newport Center Drive Newport Beach, CA 92660	Bridge Builder Core Plus Bond Fund
Diamond Hill Capital Management, Inc. 325 John H. McConnell Boulevard, Suite 200 Columbus, OH 43215	Bridge Builder Small/Mid Cap Value Fund
Massachusetts Financial Services Company (d/b/a MFS Investment Management) 111 Huntington Avenue Boston, MA 02199	Bridge Builder Small/Mid Cap Value Fund

MacKay Shields LLC 1345 Avenue of the Americas New York, New York 10105	Bridge Builder Municipal Bond Fund
American Century Investment Management, Inc. 4500 Main Street Kansas City, Missouri 64111	Bridge Builder Small/Mid Cap Value Fund
Marathon Asset Management Limited Orion House 5 Upper St Martin’s Lane London, United Kingdom WC2H 9EA	Bridge Builder International Equity Fund
Driehaus Capital Management LLC 25 East Erie Street Chicago IL 60611	Bridge Builder Small/Mid Cap Growth Fund
Victory Capital Management Inc. 15935 La Cantera Parkway San Antonio, TX 78256	Bridge Builder Small/Mid Cap Growth Fund

BRIDGE BUILDER FUNDS SCAN TO EDWARD JONES, 12555 MANCHESTER ROAD VIEW MATERIALS & VOTE w DES PERES, MISSOURI 63131-3729 To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. To attend and vote at the virtual meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/EdwardJones/broadridgevsm/ TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D69616-S42429 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees recommends you vote FOR the following For All Withhold All Except For All * *To withhold authority to vote for any individual proposal: nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below. 1. To elect Nominees to the Board of Trustees of the Trust: Nominees ! ! ! (01) John M. Tesoro (07) Heidi Stam (02) Jean E. Carter (08) Maureen Leary-Jago (03) Michelle M. Keeley (09) Lena Haas (04) David D. Sylvester (10) Merry L. Mosbacher (05) Timothy Jacoby (11) William E. Fiala (06) Craig A. Griffith Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope. Note: Please be sure to sign and date this proxy. Please sign exactly as your name(s) appear(s) on the books of the Funds and date. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting on April 19, 2022: The Proxy Statement is available at www.proxyvote.com. D69617-S42429 Bridge Builder Trust PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of Bridge Builder Trust (the “Trust”) hereby appoints Julius A. Drelick III, Aaron J. Masek and Evan S. Posner, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Trust standing in the name of the undersigned at the close of business on February 23, 2022 at a Special Meeting of Shareholders to be held virtually at 9:00 a.m. Central Time on April 19, 2022 at https://viewproxy.com/EdwardJones/broadridgevsm/ and at any and all adjournments or postponements thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If you sign the proxy without otherwise indicating a vote on the proposal, this proxy will be voted FOR the election of each of the nominees listed below. As to any other matter that may properly come before the Meeting, the shares will be voted by the proxies in accordance with their judgment. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. (Continued on the reverse)